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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2004

Structured Asset Mortgage Investments II Inc. (as depositor under the HomeBanc Mortgage Trust 2004-1 Indenture dated as of July 30, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2004-1)

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                       333-115122             33-0183252
        --------                       ----------             ----------
                                      (Commission         (I.R.S. Employer
(State or Other Jurisdiction          File Number)        Identification No.)

            of Incorporation)


383 Madison Avenue                                               10179
New York, New York                                            (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000

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


Item 2.           Acquisition or Disposition of Assets.
                  For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


                   EXHIBIT NO.               DESCRIPTION
                   -----------               -----------
                   3.1                       Amended and Restated Trust
                                             Agreement, dated as of July 30,
                                             2004, among Structured Asset
                                             Mortgage Investments II, Inc., as
                                             Depositor, Wilmington Trust
                                             Company, as Owner Trustee and U.S.
                                             Bank National Association, as
                                             Certificate Registrar and
                                             Certificate Paying Agent.
                   EXHIBIT NO.               DESCRIPTION
                   4.1                       Indenture dated as of July 30,
                                             2004, among HomeBanc Mortgage Trust
                                             2004-1, as Issuer, U.S. Bank
                                             National Association, as Indenture
                                             Trustee and Wells Fargo Bank,
                                             National Association, as Securities
                                             Administrator.
                   EXHIBIT NO.               DESCRIPTION
                   99.1                      Sale and Servicing Agreement, dated
                                             as of July 30, 2004, among
                                             Structured Asset Mortgage
                                             Investments II Inc., as Depositor,
                                             HomeBanc Mortgage Trust 2004-1, as
                                             Issuer, Wells Fargo Bank, National
                                             Association, as Master Servicer and
                                             Securities Administrator, U.S. Bank
                                             National Association, as Indenture
                                             Trustee, and EMC Mortgage
                                             Corporation, as Seller and Company.
                   EXHIBIT NO.               DESCRIPTION
                   99.2                      Administration Agreement, dated as
                                             of July 30, 2004, among HomeBanc
                                             Mortgage Trust 2004-1, as Issuer,
                                             U.S. Bank National Association, as
                                             Administrator, Wilmington Trust
                                             Company, as Owner Trustee and
                                             Structured Asset Mortgage
                                             Investments II Inc., as Depositor.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         STRUCTURED ASSET MORTGAGE
                                         INVESTMENT II INC.

                                         By:      /s/ Baron Silverstein
                                                 ----------------------------
                                         Name:   Baron Silverstein
                                         Title:  Vice President
Dated: August 12, 2004


                                  EXHIBIT INDEX


                                                            Sequentially
Exhibit                        Item 601(a) of Regulation    Numbered
Number                         S-K Exhibit No.              Description                     Page
------                         ---------------              -----------                     ----
3.1                            Amended and Restated Trust  Agreement,  dated as of July 30, 2004,  among Structured
                               Asset Mortgage  Investments  II, Inc., as Depositor,  Wilmington  Trust Company,  as
                               Owner Trustee and U.S.  Bank  National  Association,  as  Certificate  Registrar and
                               Certificate Paying Agent.
4.1                            Indenture  dated as of July 30, 2004,  between  HomeBanc  Mortgage Trust 2004-1,  as
                               Issuer, U.S. Bank National  Association,  as Indenture Trustee and Wells Fargo Bank,
                               National Association, as Securities Administrator.
99.1                           Sale and Servicing  Agreement,  dated as of July 30, 2004, between HomeBanc Mortgage
                               Trust 2004-1, as Issuer, Wells Fargo Bank National  Association,  as Master Servicer
                               and Securities Administrator,  U.S. Bank National Association, as Indenture Trustee,
                               and EMC Mortgage Corporation, as Seller and Company.
99.2                           Administration  Agreement,  dated as of July 30,  2004,  between  HomeBanc  Mortgage
                               Trust  2004-1,  as Issuer,  U.S. Bank National  Association,  as Indenture  Trustee,
                               Wilmington   Trust  Company,   as  Owner  Trustee  and  Structured   Asset  Mortgage
                               Investments II Inc., as Depositor.

                                   EXHIBIT 3.1

                                   EXHIBIT 4.1

                                  EXHIBIT 99.1

                                  EXHIBIT 99.2